Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Amended Quarterly Report on Form 10-Q/A of Global Partner Acquisition Corp II (the “Company”) for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, David Apseloff, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 23, 2021	/s/ David Apseloff
Name: David Apseloff Title: Chief Financial Officer and Secretary